Pension and Other Post-Retirement Benefits And Employee Benefits - Weighted Average Assumptions used in Determining Net Periodic Benefit Cost of Health and Welfare Plan (Detail) - Post-Retirement Benefits
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Defined Benefit Plan Disclosure [Line Items]
Discount rate	2.90%	3.90%	3.30%
Current medical trend rate	6.50%	6.50%	6.50%
Ultimate trend rate	5.00%	5.00%	5.00%
Year when ultimate trend rate will be reached	2026	2025	2024